UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Duffy Avenue, Hicksville, New York	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 683-4100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2024, the resignation of Lawrence Savarese from the Board of Directors (the “Board”) of New York Community Bancorp, Inc. (“NYCB” or the “Company”) became effective. On March 19, 2024, the resignation of David Treadwell from the Board became effective. The resignations of Mr. Treadwell and Mr. Savarese were not the result, in whole or in part, of any disagreement with NYCB or NYCB’s management relating to NYCB’s operations, policies or practices.

On March 19, 2024, Alan Frank was appointed to the Board, effective immediately, to fill the vacancy resulting from the resignation of Mr. Treadwell. Mr. Frank was appointed to serve as a member and Chair of the Audit Committee of the Board. The Board continues to be divided into three classes, with Mr. Frank appointed to the term of the Board that expires at the 2024 annual meeting of stockholders.

Mr. Frank spent 40 years with Deloitte & Touche LLP, including as an audit partner, and retired in December 2012. With Deloitte & Touche, he led audit service teams from 1983 to 2012 and he led the Southern California consumer business and middle market audit practices from 1986 through 2010. Mr. Frank has significant experience with mergers and acquisitions, financial reporting matters, initial public offerings, and high growth companies. Mr. Frank currently serves as Chairman of the Audit Committee of Andalusian Credit Company, LLC. He previously served as a director of CIT and of CIT Bank, N.A., as well as a director of OneWest Bank N.A. prior to its merger with CIT Bank. Mr. Frank graduated from the University of Southern California with a Bachelor of Science Degree.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: March 20, 2024

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President and Director of Investor Relations